U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
      Date of Report (date of earliest event reported): September 5, 2002




                                 Softstone Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            ------------------------
                            (State of Incorporation)

                                    000-29523
                            ------------------------
                            (Commission File Number)

                                   73-1564807
                           --------------------------
                           (IRS Employer I.D. Number)

                                111 Hilltop Lane
                              Pottsboro, TX 75076
                                 (903) 786-9618
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.
------------------------------------------------------------

     On September 5, 2002 Hogan & Slovacek of Oklahoma City and Tulsa, the principal independent accountants of Softstone Inc., resigned. Hogan & Slovacek had been engaged as Softstone's principal independent accountants since August 22, 2001, when it replaced Grant Thornton LLP as Softstone's principal independent accountants. See Softstone's Form 8-K filed with the Commission on August 27, 2001 (Commission File No. 000-29523).

     The report of Hogan & Slovacek on the financial statements of Softstone for its fiscal year ended June 30, 2001 contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about Softstone's ability to continue as a going concern for the fiscal year ended June 30, 2001, were not otherwise modified as to uncertainty, audit scope, or accounting principles during the period of its engagement (August 22, 2001 to September 5, 2002) or the interim period to September 5, 2002, the date of resignation. Similarly, the reports of Grant Thornton on the financial statements of Softstone contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about Softstone's ability to continue as a going concern for each of the fiscal years ended June 30, 2000 and 1999, were not modified as to uncertainty, audit scope, or accounting principles during such past two years or the interim period to August 21, 2001, the date of resignation.

     During the past two years or interim periods prior to September 5, 2002, there were no disagreements between Softstone and either Grant Thornton or Hogan & Slovacek, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's or Hogan & Slovacek's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     On September 5, 2002, Softstone engaged Kabani & Company, Inc. of Fountain Valley, California as its new principal accountant to audit its consolidated financial statements.

Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

(a)       Financial  Statements.
          ----------------------

          None

(b)       Exhibits.
          ---------

              16 Letter of August 27, 2001 of Grant Thornton LLP. agreeing with the statements made in the Form 8-K filed on August 27, 2001 by Softstone Inc., concerning Softstone's change of principal independent accountants.*

              16.1 Letter of September 9, 2002 of Hogan & Slovacek agreeing with the statements made in this Form 8-K by Softstone

                     Inc.,   concerning   Softstone's   change   of    principal
                     independent  accountants.

    *Previously filed  by Softstone Inc. on August 27, 2001, Commission File No.
     000-29523, EDGAR Accession Number 0001060830-01-500091; incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Softstone,  Inc.


September  10,  2002                      By  /s/  Keith  P.  Boyd
                                              ----------------------------------
                                              Keith  P.  Boyd,  President
                                                and  Director

                                HOGAN & SLOVACEK
                           A Professional Corporation
                          Certified Public Accountants

                                 Harvey Parkway
                            301 N.W. 63rd, Suite 290
                            Oklahoma City, OK 73116
                    Office (405) 848-2020 Fax (405) 848-7359


                                September 9, 2002




Securities  and  Exchange  Commission
Division  of  Corporation  Finance
450  Fifth  Street,  N.W.
Washington,  DC  20549

Re:     Softstone  Inc.
        SEC  File  No.  0-29523



Gentlemen:

We have read Item 4 of the Form 8-K of Softstone Inc. dated September 5, 2002 and agree with the statements concerning our Firm contained therein.

Very  truly  yours,


/s/  Hogan  &  Slovacek

Hogan  &  Slovacek






                                                                    Exhibit 16.1
                                                                Page 1 of 1 Page